UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2012

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d)  Election of Charles Kissner as Director

On July 26, 2012, the Board of Directors of Rambus Inc. (“Rambus” or the “Company”) elected Charles Kissner to be a member of the Board as a Class I director, to stand for reelection at the annual meeting of the Company to be held in 2014.  In connection with the election of Mr. Kissner to the Board, the Board, pursuant to the provisions of the bylaws of the Company, resolved that the size of the Board of Directors be increased from nine to ten.

There are no arrangements or understandings between Mr. Kissner and any other persons pursuant to which Mr. Kissner was named a director of the Company.  Mr. Kissner does not have any family relationship with any of the Company's directors or executive officers. Mr. Kissner has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.  Mr. Kissner will receive standard compensation and option grants available to non-employee directors of the Company.

Mr. Kissner was also appointed, effective as of the next meeting of each such committee, to the Audit Committee of the Board, replacing P. Michael Farmwald, Ph.D., and was appointed as an additional member of the Corporate Governance and Nominating Committees of the Board.

After giving effect to the changes to be effective to the committees of the Board reflected above, the composition of the committees will be as follows:

Audit Committee: Eric Stang (Chair), J. Thomas Bentley and Charles Kissner

Compensation Committee: Penelope A. Herscher (Chair), David Shrigley and Abraham Sofaer

Corporate Governance/Nominating Committee: Dr. Sunlin Chou (Chair), Charles Kissner, David Shrigley and Abraham Sofaer

Attached to this Form 8-K is a press release regarding the appointment of Mr. Kissner as a Director of the Company.  The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated July 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2012	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 30, 2012.